UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under § 240.14a-12

LIPOCINE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 22, 2025

Dear Stockholder:

You are cordially invited to attend Lipocine Inc.’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 4, 2025. The meeting will be held at Lipocine’s offices located at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108 at 10:00 a.m. Mountain Daylight Time. The formal meeting notice and Proxy Statement for the Annual Meeting are attached.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, you are urged to access the proxy materials and vote via the Internet in accordance with the “notice and access” letter you will receive, or if you request paper copies of the proxy materials by mail, complete, sign, date and promptly return the proxy card. Returning your completed proxy card or voting via the Internet will ensure your representation at the Annual Meeting. If you later decide to attend the Annual Meeting and wish to change your vote, you may do so simply by voting in person at the meeting. Due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Mahesh V. Patel, Ph.D.

President and Chief Executive Officer

LIPOCINE INC.

675 Arapeen Drive, Suite 202

Salt Lake City, Utah

(801) 994-7383

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 4, 2025

TO THE STOCKHOLDERS OF LIPOCINE INC.:

On behalf of the Board of Directors of Lipocine Inc., a Delaware corporation (“Lipocine” or the “Company”), Lipocine is pleased to deliver the accompanying Proxy Statement in connection with the annual meeting of stockholders of Lipocine (“Annual Meeting”) which will be held on June 4, 2025, at 10:00 a.m. Mountain Daylight Time, at the offices of Lipocine, located at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108.

The Annual Meeting will be held for the following purposes, as more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders (the “Notice”):

1.	To elect six (6) directors to our Board of Directors, to serve until the next annual meeting or until their successors are duly elected and qualified;

2.	To ratify the appointment of Tanner LLC as the independent registered public accounting firm of Lipocine for the year ending December 31, 2025;

3.	To adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

4.	To approve an amendment to our Amended and Restated Certificate of Incorporation to reduce the number of authorized shares of the Company’s Common Stock (the “Authorized Share Decrease”) from 200,000,000 shares to 75,000,000 shares (the “Authorized Share Decrease Proposal”);

5.	To approve the adjournment of the Annual Meeting, if necessary, to continue to solicit votes in favor of the foregoing proposals; and

6.	To conduct any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.

The proposals are described in more detail in this Proxy Statement, which Lipocine encourages you to read carefully and in its entirety before voting.

This year, we are using the SEC’s Notice and Access model (“Notice and Access”), which allows us to deliver proxy materials via the Internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about April 22, 2025, we will mail to stockholders holding shares in “street name” a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access our Proxy Statement and our Annual Report for the fiscal year ended December 31, 2024, or Annual Report, online and how to vote via the Internet. The Notice also contains instructions on how to receive a paper copy of the proxy materials and our Annual Report.

The close of business on April 7, 2025 has been fixed as the record date for determining those holders of Lipocine common stock entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Our stock transfer books will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices and at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to vote as promptly as possible in accordance with the instructions provided on your proxy card, or sign, date and promptly return the proxy card. To ensure that all your shares are voted, please vote once for each proxy card you receive.

You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote in person at the Annual Meeting.

Please note: If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote. Accordingly, please provide appropriate voting instructions to your broker or bank to ensure your vote will count.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 4, 2025: This notice of annual meeting of stockholders, the Proxy Statement, and our Annual Report on Form 10-K for 2024 are available at https://materials.proxyvote.com/53630X.

Sincerely,

Mahesh V. Patel, Ph.D.

President and Chief Executive Officer

Salt Lake City, Utah

April 22, 2025

YOUR VOTE IS VERY IMPORTANT. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, WE URGE YOU TO VOTE BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE.

LIPOCINE INC.

675 Arapeen Drive, Suite 202

Salt Lake City, Utah

(801) 994-7383

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Lipocine Inc., a Delaware corporation, to be used at its 2025 Annual Meeting of Stockholders (the “Annual Meeting”), and which will be held at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108, at 10:00 a.m. Mountain Daylight Time on June 4, 2025, and at any adjournments or postponements thereof. Directions to the Annual Meeting may be obtained by calling (801) 994-7383, for stockholders who plan to attend the Annual Meeting in person.

The Notice of Annual Meeting of Stockholders (this “Notice”), this Proxy Statement and the enclosed proxy card are first being sent or given to our stockholders on or about April 22, 2025, along with our Annual Report for the fiscal year ended December 31, 2024 (the “Annual Report”). We will bear the cost of the solicitation of proxies. The Proxy Statement and the Annual Report both are available online at: www.proxyvote.com. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

Only stockholders of record at the close of business on April 7, 2025 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. On the Record Date, there were 5,350,356 shares of common stock outstanding, 0 shares of preferred stock outstanding and approximately 87 stockholders of record according to information provided by our transfer agent.

We will provide without charge to any person from whom a Proxy is solicited by the Board of Directors, upon the written request of such person, a copy of our 2024 Annual Report on Form 10-K, including the financial statements and schedules thereto (as well as exhibits thereto, if specifically requested), required to be filed with the Securities and Exchange Commission. Written requests for such information should be directed to Lipocine Inc., 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108, Attention: Stephanie Sorensen.

References to the “Company,” “Lipocine,” “our,” “us” or “we” mean Lipocine Inc.

ANNUAL MEETING OF STOCKHOLDERS

We have sent you this Proxy Statement and the enclosed proxy card because the Board is soliciting your proxy to vote at our 2025 Annual Meeting of Stockholders to be held on Wednesday, June 4, 2025 at our offices at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108, at 10:00 a.m., Mountain Daylight Time, and at any adjournments or postponements thereof.

●	This Proxy Statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.

●	The proxy card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

This year, we are providing access to this year’s proxy materials primarily over the Internet under the Securities and Exchange Commission’s “Notice and Access” rules. The Notice of Internet Availability of Proxy Materials (the “Notice”) is first being mailed on or about April 22, 2025 to each of our stockholders entitled to notice of and to vote at the Annual Meeting. This Notice will contain instructions on how to access this Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) and how to vote via the Internet and e-mail. The Notice will also include instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report both are available online at: www.proxyvote.com. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

Information About the Annual Meeting

Why am I receiving these materials?

The purposes of the Annual Meeting are:

1.	To elect six (6) directors to our Board of Directors, to serve until the next annual meeting and until their successors are duly elected and qualified;

2.	To ratify the appointment of Tanner LLC as the independent registered public accounting firm of Lipocine for the year ending December 31, 2025;

3.	To adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

4.	To approve an amendment to our Amended and Restated Certificate of Incorporation to reduce the number of authorized shares of the Company’s Common Stock from 200,000,000 shares to 75,000,000 shares (the “Authorized Share Decrease Proposal”);

5.	To approve the adjournment of the Annual Meeting, if necessary, to continue to solicit votes in favor of the foregoing proposals; and

6.	To conduct any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.

You are receiving this Proxy Statement as a stockholder of the Company as of the Record Date, April 7, 2025, for purposes of determining the stockholders entitled to receive notice of and vote at the Annual Meeting. As further described below, we request that you vote promptly.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING FOR THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL NO. 1 AND FOR PROPOSAL NOS. 2, 3, 4 AND 5.

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When is the Annual Meeting?

The Annual Meeting will be held at 10:00 a.m., Mountain Daylight Time, on Wednesday, June 4, 2025.

Where is the Annual Meeting?

The Annual Meeting will be held at our offices at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108.

Who can attend the Annual Meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. If you hold your shares through a broker or other nominee, you must bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date. All stockholders must check in at the registration desk at the Annual Meeting.

What constitutes a quorum?

A quorum of stockholders is necessary to hold a valid meeting for the transaction of business. The presence at the Annual Meeting, in person or by proxy duly authorized, of the holders of one-third of the outstanding shares of common stock entitled to vote as of the Record Date will constitute a quorum. Broker non-votes, abstentions and votes withheld count as shares present at the Annual Meeting for purposes of calculating whether a quorum is present. On the Record Date, there were 5,350,356 shares of our common stock outstanding.

What are the recommendations of the Board?

The Board’s recommendations are set forth below.

1.	FOR the election of each Board nominee;

2.	FOR the ratification of the appointment of Tanner LLC as our independent registered public accounting firm for the year ending December 31, 2025;

3.	FOR the approval, on an advisory basis, of a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

4.	FOR the amendment to our Amended and Restated Certificate of Incorporation to reduce the number of authorized shares of the Company’s Common Stock from 200,000,000 to 75,000,000 shares; and

5.	FOR the approval of the adjournment of the Annual Meeting, if necessary, to continue to solicit votes in favor of the foregoing proposals.

If you submit a valid proxy, the persons named as proxy holders will vote your shares as you instruct and, in the absence of any instructions, in accordance with the recommendations of the Board. The proxy holders will vote in their own discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

Information About Voting

Who can vote at the Annual Meeting?

Only stockholders of record as of the Record Date, are entitled to receive notice of the Annual Meeting and to vote the shares of capital stock of the Company that they held on that date at the meeting, or any postponement or adjournment of the meeting. Holders of our common stock are entitled to one vote per share on each matter to be voted upon.

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What are the voting rights of the holders of the common stock?

Holders of our common stock will vote on all matters to be acted upon by the stockholders at the Annual Meeting. Each outstanding share of common stock will be entitled to one vote on each matter to be voted upon at the Annual Meeting.

How do I vote?

You may attend the Annual Meeting and vote in person. You may submit your proxy by mail, telephone, or the Internet. If you are submitting your proxy by mail, you should complete, sign, and date your proxy card and return it in the envelope provided. Sign your name exactly as it appears on the proxy card. If you plan to vote by telephone or the Internet, voting instructions are printed on your proxy card. If you provide specific voting instructions, your shares will be voted as you have instructed. Proxy cards submitted by mail must be received by our voting tabulator no later than June 3, 2025, to be voted at the Annual Meeting. Please note that by casting your vote by proxy you are authorizing the individuals named as proxy holders to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

If you hold shares of our common stock in street name, you should follow the instructions in your proxy card or your broker’s instructions to vote your shares. In these cases, you may vote by Internet or mail, as applicable. You may vote shares held through your broker in person at the Annual Meeting only if you obtain a valid proxy from your broker giving you the legal right to vote the shares at the Annual Meeting.

Is my vote confidential?

Yes. Proxy cards, ballots and voting tabulations that identify stockholders are kept confidential except in certain circumstances where it is important to protect the interests of Lipocine and its stockholders.

What happens if I do not vote my shares?

If you are a stockholder of record and you do not vote by proxy card, by telephone or the Internet, or in person at the Annual Meeting, your shares will not be voted at the Annual Meeting.

If you hold shares of our common stock in street name and you do not direct your broker or nominee how to vote your shares, your broker or nominee may vote your shares only on those proposals for which it has discretion to vote. Under the rules of the New York Stock Exchange, your broker or nominee does not have discretion to vote your shares on non-routine matters such as Proposals 1 and 3. We believe that Proposals 2, 4, and 5 are routine matters on which brokers and nominees can vote on behalf of their clients if clients do not furnish voting instructions.

Can I change my vote after I vote or return my proxy card?

Yes. Even after you have voted or submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing a notice of revocation with the Secretary of Lipocine. You may also change your vote at any time before the proxy is exercised by either casting a new vote by phone or over the Internet, or sending a duly executed proxy card bearing a later date. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and request to recast your vote. Attendance at the Annual Meeting will not, by itself, revoke a previously granted proxy. For information regarding how to vote in person, see “How do I vote?” above.

What vote is required to approve each proposal?

Proposal No. 1, the election of six directors to our Board, will require approval of a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote, meaning that the nominees receiving the highest numbers of “for” votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, will be elected, provided a quorum is present in person or by proxy. As a result, the six director nominees receiving the most “for” votes at the Annual Meeting will be elected. The proxy card enables a stockholder to vote “FOR” or “WITHHOLD” from voting as to each person nominated by the Board.

Proposal Nos. 2, 3, 4, and 5 will be decided by the affirmative vote of the majority of shares of common stock that are present or represented by proxy and entitled to vote at the Annual Meeting.

A stockholder may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal Nos. 2, 3, 4, and 5.

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What is a broker non-vote?

A broker non-vote occurs when a broker does not vote on a particular proposal with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”) because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Non-routine matters include the election of directors and the advisory approval of compensation of our named executive officers. We believe that the ratification of the appointment of Tanner LLC, approval of the Authorized Share Decrease Proposal, and approval of the adjournment of the meeting to solicit votes in favor of the proposals presented are routine matters. Therefore, if you do not give your broker or nominee specific instructions, your shares will not be voted on non-routine matters and may not be voted on routine matters. However, shares represented by such “broker non-votes” will be counted in determining whether there is a quorum present at the Annual Meeting for the purpose of transacting business.

Who can help answer my other questions?

If you have more questions about the Annual Meeting or require assistance in submitting your proxy or voting your shares, please contact Krista Fogarty, our Principal Accounting Officer, at 1-801-534-6951 or by email at kf@lipocine.com. If your broker, dealer, commercial bank, trust company or other nominee holds your shares, you should also call your broker, dealer, commercial bank, trust company or other nominee for additional information.

VOTING AND RELATED MATTERS

Voting Procedures

As a stockholder of Lipocine, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are discussed below in the “Proposals” section. Each share of Lipocine common stock you owned as of the Record Date entitles you to one vote on each proposal presented at the Annual Meeting.

Methods of Voting

You may vote over the Internet, by mail or in person at the Annual Meeting. Please be aware that if you vote over the Internet, you may incur costs such as Internet access charges for which you will be responsible.

Voting by Telephone or over the Internet. Lipocine has established telephone and Internet voting procedures for registered shareholders. These procedures are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded.

You can vote by calling the toll-free telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded.

You may also vote your shares over the Internet by following the Internet voting instructions printed on your proxy card. Please have your notice, proxy card or electronic notification handy when you go to the website. As with telephone voting, you can confirm that your instructions have been properly recorded.

Telephone and Internet voting facilities for registered stockholders will be available until 11:59 p.m. Eastern Time on June 3, 2025. If you vote by telephone or via the Internet, you do not need to return a proxy card.

If you hold shares of common stock in street name, the availability of telephone and Internet voting will depend on the voting processes of your broker, bank or other holder of record. We, therefore, recommend that you follow the voting instructions in the materials you receive.

Voting by Mail. You may vote by mail by completing, signing, and dating your proxy card and returning it to us on or prior to June 3, 2025 (proxy cards received after June 3, 2025 (i.e., on or after the Annual Meeting date) will not be counted). Please promptly mail your proxy card to ensure that it is received prior to the deadline.

Voting in Person at the Meeting. If you attend the Annual Meeting and plan to vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

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Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Annual Meeting. To do this, you must:

●	enter a new vote over the Internet or by telephone, or by signing and returning a replacement proxy card;

●	provide written notice of the revocation to our Principal Accounting Officer at our principal executive office, 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108; or

●	attend the Annual Meeting and vote in person.

Quorum and Voting Requirements

Stockholders of record at the close of business on the Record Date are entitled to receive notice and vote at the meeting. On the Record Date, there were 5,350,356 issued and outstanding shares of our common stock. Each holder of common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on the Record Date on all matters to be voted on at the meeting. Stockholders may not cumulate votes in the election of directors.

The presence, in person or by proxy duly authorized, of the holders of one-third of the outstanding shares of common stock entitled to vote as of the Record Date constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present:

(1)	For Proposal No. 1 a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be required to elect Board nominees;

(2)	Proposal Nos. 2, 3, 4, and 5 require the affirmative vote of a majority of the shares of common stock that are present or represented by proxy and entitled to vote at the Annual Meeting. A stockholder may vote “FOR”, “AGAINST” or “ABSTAIN” on Proposal Nos. 2, 3, 4, and 5.

Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting who will determine whether a quorum is present. The election inspectors will treat abstentions and broker non-votes (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) as shares that are present for purposes of determining the presence of a quorum. With regard to Proposal 1, broker non-votes and votes marked “withheld” will not be counted towards the tabulations of votes cast on such proposal presented to the stockholders, will not have the effect of negative votes and will not affect the outcome of the vote. With regard to Proposals 2, 3, and 4, abstentions will be counted towards the tabulations of votes cast on such proposal presented to the stockholders and will have the same effect as negative votes. Because we believe that Proposals 2, 4, and 5 are routine matters, we do not expect any broker non-votes with respect to Proposals 2, 4, and 5. For Proposal 3, broker non-votes will not be counted for purposes of determining whether such proposal has been approved and will not have the effect of negative votes.

If your shares are held by a bank or broker in street name, it is important that you cast your vote if you want it to count in the election of directors and other non-routine matters as determined by the New York Stock Exchange. Voting rules may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters. Accordingly, if your shares are held by a bank or broker in street name and you do not instruct your bank or broker how to vote in the election of directors or any other non-routine matters, no votes will be cast on your behalf.

Voting of Proxies

When a vote is properly cast via proxy card, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted:

(1)	“FOR” the election of each Board nominee set forth in this Proxy Statement;

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(2)	“FOR” the ratification of the Audit Committee’s appointment of Tanner LLC as our independent registered accounting firm for the year ending December 31, 2025;

(3)	“FOR” the approval, on an advisory basis, of a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

(4)	“FOR” the amendment to the Amended and Restated Certificate of Incorporation to reduce the authorized shares of the Company’s Common Stock from 200,000,000 shares to 75,000,000 shares;

(5)	“FOR” the approval of the adjournment of the Annual Meeting, if necessary, to continue to solicit votes in favor of the foregoing proposals; and

(6)	at the discretion of your proxy holder, on any other matter that may be properly brought before the Annual Meeting.

Voting Results

Voting results will be announced at the Annual Meeting and published in a Current Report on Form 8-K that will be filed with the SEC within four business days after the Annual Meeting.

Householding of Proxy Materials

We are sending only one copy of these materials to certain street-name stockholders who share a single address, unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if you are residing at such an address and wish to receive a separate copy of these materials in the future, you may contact our Principal Accounting Officer at (801) 534-6951, by email at kf@lipocine.com or write to Krista Fogarty at Lipocine Inc., 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108. If you are receiving multiple copies of these materials, you may request householding by contacting the Principal Accounting Officer in the same manner.

Proxy Solicitation

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers, or employees, personally, by telephone, facsimile, Internet or other means, without additional compensation.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 4, 2025: The Notice of Annual Meeting of Stockholders, this Proxy Statement, and our Annual Report on Form 10-K for 2024 are available at https://materials.proxyvote.com/53630X.

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PROPOSAL NO. 1:
ELECTION OF DIRECTORS

Overview

There are currently six members of our Board. The terms of all of our directors are scheduled to expire at the 2025 Annual Meeting of Stockholders, at which time the incumbents will stand for re-election. The six director nominees, if elected, will serve a one-year term until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Nominees

The Board has nominated the following individuals to serve on the Board of Directors.

●	Dr. Mahesh V. Patel, Ph.D.

●	Jeffrey A. Fink, M.B.A.

●	John W. Higuchi, M.B.A.

●	Dr. Jill M. Jene, Ph.D., M.B.A.

●	Dr. Richard Dana Ono, Ph.D.

●	Dr. Spyros Papapetropoulos, M.D., Ph.D.

Nominees

Information with respect to the number of shares of common stock beneficially owned by each director as of March 31, 2025, appears under the heading “Security Ownership of Certain Beneficial Owners, Directors and Management”. The name, age, years of service on our Board of Directors, and principal occupation and business experience of each director nominee is set forth below.

Name	Age	Position(s)	Director Since
Dr. Mahesh V. Patel, Ph.D.*	68	President, Chief Executive Officer and Director	1997

Jeffrey A. Fink, M.B.A.*+ †	67	Director	2014

John W. Higuchi, M.B.A.*	57	Director	2003

Dr. Jill M. Jene, Ph.D., M.B.A.*+	52	Director	2022

Dr. Richard Dana Ono, Ph.D.*+†	72	Director	2014

Dr. Spyros Papapetropoulos, M.D., Ph.D.*†	52	Lead Independent Director and Chairman of the Board	2022

*	Nominee for election to Board
+	Member of the Audit Committee
†	Member of the Compensation Committee

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Business Experience of Nominees

Mahesh V. Patel, Ph.D. has served as our President and Chief Executive Officer and as a member of our Board of Directors since 1997. Dr. Patel has more than 30 years of experience in strategic planning, technology assessment/development, technical management and product research and development in the area of drug discovery support, drug delivery and product line extensions. Prior to co-founding Lipocine in 1997, he led drug delivery research and development at Pharmacia and Upjohn. Dr. Patel received a B.Pharm from Karnataka University in India, a M.S. in Physical Pharmacy at the University of Cincinnati and a Ph.D. in Pharmaceutics from the University of Utah. We believe Dr. Patel’s dual role as an executive officer and director gives him unique insights into the day-to-day operations of our company and our strategic planning and clinical development.

Jeffrey A. Fink, M.B.A., has served as a member of our Board of Directors since January 2014 and has over 20 years of finance and strategy experience within the life science and healthcare industry. Mr. Fink is currently the managing director of Gambel Oaks Advisors, a strategic and financial advisory firm dedicated to the life sciences and allied industries, where he has worked since 2010. Mr. Fink spent over twenty years in the investment banking industry advising life science clients in the U.S. and Europe on the full range of financing and strategic advisory assignments. He was head of Healthcare Investment Banking for Robert W. Baird & Co. in Chicago until he retired in 2007, and prior to that was a partner in the Healthcare Group at Dresdner Kleinwort Wasserstein (the successor firm to Wasserstein Perella) and head of Mergers and Acquisitions for Prudential Vector Healthcare, a dedicated biotechnology and life sciences investment bank. Mr. Fink received a B.A. in Economics, cum laude, from Kalamazoo College and holds an M.B.A. in finance, with distinction, from the University of Michigan. We believe that Mr. Fink’s knowledge of accounting and finance and his extensive experience in the life science industry greatly benefits the Board.

John W. Higuchi, M.B.A. has served as a member of our Board of Directors since 2003. Mr. Higuchi served as Chief Executive Officer of Aciont Inc., an ocular therapeutics company in Utah from 2003 to 2022. Mr. Higuchi also is a co-founder and serves on the Board of Directors of Spriaso, LLC, a specialty pharmaceutical company in Utah. From 1997 to 2003, Mr. Higuchi served as our Vice President of Business Development and Corporate Treasurer. Mr. Higuchi received a B.S. in Chemistry from Hope College and an M.B.A. and M.S. in Information Systems from The George Washington University. We believe that Mr. Higuchi’s business development and management experience in the therapeutics industry, together with his significant knowledge of our Company obtained while serving as a director of our Company, greatly benefits our Board of Directors.

Dr. Richard Dana Ono, Ph.D. has served as a director of the Company since January 2014 and has over 35 years of experience managing public and private life science companies as well as venture capital. Since 2013, he has been an executive-in-residence to several universities in the United States advising their licensing offices in spin-outs and new company formation from promising technologies. Throughout his career, he has been engaged in strategic planning, product management, technology acquisition, and commercial development of life science start-ups and has been involved in a number of pioneering milestones in biotechnology. Dr. Ono has founded several biotech companies in the U.S. Dr. Ono is a founding director of the Massachusetts Biotechnology Council, Inc. (MassBio) and served on the Board of Trustees of the Marine Biological Laboratory in Woods Hole, Massachusetts. He is a Fellow of the Linnean Society of London and a National Member of the Explorers Club. Dr. Ono received his A.B. in Earth & Planetary Sciences from The Johns Hopkins University and his A.M. and Ph. D. in Biology from Harvard University, where he also completed a program in business administration. We believe that Dr. Ono’s extensive experience with life science companies at each phase of development greatly benefits the Board of Directors.

Dr. Jill Jene, Ph.D., M.B.A., has served as a director of the Company since April 2022 and brings more than 20 years of biopharmaceutical strategy, leadership and deal making experience to the Company’s Board of Directors. Dr. Jene has amassed a deal sheet of over $6 billion of closed transactions and she is currently the Founder and Principal of Jene Advisors, a biopharmaceutical advisory firm, a position she has held since November 2021. Dr. Jene was the Vice President and Head of Corporate Development, Strategy, Portfolio Planning and Alliance Management at Adamas from August 2020, until the company was sold to Supernus in November of 2021. Before joining Adamas, Dr. Jene was Vice President of Business Development for PDL from May 2018 to August 2020, a publicly traded biotechnology company where she was responsible for executing deal-making to maximize value for shareholders. Before PDL, Dr. Jene led Business Development at twoXAR from May 2017 to May 2018, where she led deal-making, resulting in closing 6 new partnerships and securing Series A funding from Softbank and A16z. Prior to twoXAR, Dr. Jene was at Depomed (now Assertio) from April 2006 to May 2017, where she led over 36 transactions including licensing and M&A deals including acquiring 4 commercial franchises. Earlier in her career, she held positions of increasing responsibility at Baxter International, the 3M Company (Pharmaceutical Division now part of Valeant) and Cell Genesys (acquired by Biosante). Dr. Jene earned a B.S. from Bradley University, a M.S. and Ph.D. in Chemistry from Northwestern University, and an M.B.A. in strategic management from DePaul University. We believe that Dr. Jene’s extensive experience in biopharmaceutical business greatly benefits our Board of Directors.

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Dr. Spyros Papapetropoulos, M.D., Ph.D. has served as a director of the Company since April 2022, and Chairman of the Board of Directors and Lead Independent Director since November 2022. Dr. Papapetropoulos is an experienced biopharmaceutical executive, recognized neuroscientist, neurodegenerative disease clinician and change agent. Since January 2023, Dr. Papapetropolous has served as President, Chief Executive Officer and as a Board Director of Neuphoria Therapeutics Inc. (formerly Bionomics Ltd) (NASDAQ: NEUP). Prior to Neurphoria, Dr. Papapetropoulos served as Chief Medical Officer at Vigil Neuroscience, a position he has held since September 2020, where he oversaw all the clinical development and medical functions. Prior to Vigil, Dr. Papapetropoulos served as SVP, Head of Development (CDO) at Acadia Pharmaceuticals Inc. from November 2019 to September 2020, CEO at SwanBio Therapeutics from March 2019 to October 2020, and Head of Research & Development and Chief Medical Officer at Cavion from June 2017 to March 2019. Before Cavion, he held senior/executive positions at Biogen Inc., Allergan plc, Pfizer Inc., and Teva Pharmaceuticals Inc. Dr. Papapetropoulos has overseen a broad spectrum of biopharmaceutical development programs including small molecules, biologics, and gene therapy leading to successful regulatory filings and new product launches worldwide. He holds appointments as Consultant with Massachusetts General Hospital and has been involved in research that led to the characterization of genetic forms of Parkinson’s disease and development of methodologies relating to the quantification of neuromotor function in clinical research settings. Dr. Papapetropoulos has published more than 170 peer reviewed articles and authored several book chapters and patents. Dr. Papapetropoulos received his M.D. and Ph.D. in Greece from the University of Patras, School of Medicine. We believe that Dr. Papapetropoulos’ extensive experience with clinical research and development greatly benefits our Board of Directors.

There are no family relationships between any of our director nominees or executive officers.

Vote Required

A plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be required to elect Board nominees. The six nominees receiving the highest number of affirmative votes cast at the Annual Meeting will be elected as our directors. Proxies cannot be voted for a greater number of persons than the number of nominees named. Abstentions and broker non-votes will not affect the outcome of Proposal 1.

Recommendation

The Board recommends that stockholders vote “FOR” the election of each of the above-listed nominees.

Unless marked otherwise, proxies received will be voted “FOR” the election of each of these director nominees.

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CORPORATE GOVERNANCE

BOARD OF DIRECTORS

Overview

Our Amended and Restated Bylaws (the “Bylaws”) provide that the size of our Board is to be determined by resolution of the Board. Our Board has currently fixed the number of directors at six. Our Board currently consists of six members.

Our common stock is listed on The NASDAQ Capital Market and we comply with The NASDAQ Capital Market’s listing standards on determining the independence of directors. Under these standards, an independent director means a person other than an executive officer or one of our employees or any other individual having a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In evaluating the independence of Mr. John W. Higuchi, we considered the transactions described under “Certain Relationships and Related Transactions – Spriaso LLC Assignment and Services Agreements.”

The Board has nominated Dr. Mahesh V. Patel, Mr. Jeffrey A. Fink, Dr. Richard Dana Ono, Mr. John W. Higuchi. Dr. Jill Jene, and Dr. Spyros Papapetropoulos for election at the Annual Meeting. Mr. Fink, Dr. Ono, Dr. Jene, and Dr. Papapetropoulos are serving as independent directors. The nominees have agreed to serve if elected, and management has no reason to believe that the nominees will be unavailable for service. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting or any adjournment or postponement thereof, the proxies will be voted for such other nominees as may be designated by the present Board.

We are subject to a number of technological, regulatory, product, legal and other types of risks. The Board and its constituent committees are responsible for overseeing these risks, and we employ a number of procedures to help them carry out that duty. For example, Board members regularly consult with executive management about pending issues and expected challenges, and at each Board meeting directors receive updates from, and have an opportunity to interview and ask questions of, key personnel and management. Furthermore, because our Chief Executive Officer serves as a member of our Board, we believe that the Board has a direct channel and better access to insights into our performance, business and challenges.

Board Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based upon the position and direction of the Company and the membership of the Board.

The Board currently believes that it is in the best interests of the Company and its stockholders to have a person other than our Chief Executive Officer serve as Chairman of the Board. Our Board believes that separating these roles at this time provides the appropriate balance between strategy development, flow of information between management and the Board, and oversight of management. We believe this structure currently provides guidance for our Board, while also positioning our Chief Executive Officer as the leader of the Company in the eyes of our customers, employees and other stakeholders. The Board has the discretion to modify this approach as circumstances change.

The Board has also instituted the Lead Independent Director position to provide an additional measure of balance, ensure the Board’s independence and enhance its ability to fulfill its management oversight responsibilities. The Chairman and Lead Independent Director:

●	presides over all meetings of the directors, including executive sessions of the independent directors;

●	frequently consults with the CEO about strategic policies;

●	provides the CEO with input regarding Board meetings;

●	serves as a liaison between the CEO and the independent directors; and

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●	otherwise assumes such responsibilities as may be assigned to him by the independent directors.

No single leadership model is right for all companies at all times. The Board recognizes that depending on the circumstances, other leadership models, such as a separate independent chairman of the Board, might be appropriate. Accordingly, the Board periodically reviews its leadership structure.

Board Role in Risk Oversight

Our Board of Directors is responsible for overseeing the Company’s management of risk. The Board strives to effectively oversee the Company’s enterprise-wide risk management in a way that balances managing risks while enhancing the long-term value of the Company for the benefit of the stockholders. The Board of Directors understands that its focus on effective risk oversight is critical to setting the Company’s tone and culture towards effective risk management. To administer its oversight function, the Board seeks to understand the Company’s risk philosophy by having discussions with management to establish a mutual understanding of the Company’s overall appetite for risk. Our Board of Directors maintains an active dialogue with management about existing risk management processes and how management identifies, assesses, and manages the Company’s most significant risk exposures. Our Board expects frequent updates from management about the Company’s most significant risks to enable it to evaluate whether management is responding appropriately.

Our Board relies on each of its committees to help oversee the risk management responsibilities relating to the functions performed by such committees. Our Audit Committee periodically discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. Our Compensation Committee helps the Board to identify the Company’s exposure to any risks potentially created by our compensation programs and practices. Each of these committees is required to make regular reports of its actions and any recommendations to the Board, including recommendations to assist the Board with its overall risk oversight function.

Board Diversity Matrix

The Company is committed to diversity and inclusion, and believes it is important that the Board is composed of individuals representing the diversity of our communities. The Company seeks nominees with a broad diversity of experience, professions, skills and backgrounds. The Board Diversity Matrix set forth below reports self-identified diversity statistics for the Board, as constituted prior to the Annual Meeting.

Board Diversity Matrix (as of March 31, 2025)
Board Diversity Matrix (as of March 31, 2025)	6
	Male	Female
Directors	5	1
Number of Directors who indentify in any of the categories below
African American or Black	-	-
Alaskan Native or Native American	-	-
Asian	3	-
Hispanic or Latinx	-	-
Native Hawaiian or Pacific Islander	-	-
White	2	1
Two or more races or ethnicities	-	-
LGBTQ+	-
Did not Disclose Demographic Background	-

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Committees of the Board of Directors

The Board has established an Audit Committee and a Compensation Committee. Each committee operates pursuant to a written charter that may be viewed on our website at www.lipocine.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement. The Board does not have a Nominating Committee or other committee of the Board that performs similar functions.

Audit Committee. Our Audit Committee oversees our accounting and financial reporting processes and is responsible for (i) retaining, evaluating and, if appropriate, recommending the termination of our independent registered public accounting firm, (ii) approving the services performed by our independent registered public accounting firm and (iii) reviewing and evaluating our accounting principles, financial reporting practices, and system of internal accounting controls. The Audit Committee is also responsible for maintaining communication between the Board and our independent registered public accounting firm, and has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, all related person transactions are reviewed and approved by the Audit Committee.

Our Audit Committee currently consists of Mr. Fink, Dr. Ono, and Dr. Jene with Mr. Fink serving as the Audit Committee Chairman. The Board has determined that all members of our Audit Committee are independent under the rules of the SEC, The NASDAQ Stock Market Rules and the standards adopted by our Board and that Mr. Fink qualifies as an “audit committee financial expert,” as defined by the rules of the SEC. During the fiscal year ended December 31, 2024, the Audit Committee held five meetings.

Compensation Committee. Our Compensation Committee assists our Board in determining the compensation of our executive officers and directors. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending each executive officer’s compensation to the Board. The Compensation Committee currently administers our Fourth Amended and Restated 2014 Stock and Incentive Plan. The Compensation Committee may form and delegate any of its responsibilities to subcommittees when appropriate. The Compensation Committee is entitled, at its discretion, to engage a compensation consultant to advise the Compensation Committee. Dr. Patel makes recommendations to the Compensation Committee regarding the compensation of the other executive officers.

Our Compensation Committee currently consists of Dr. Ono, Mr. Fink and Dr. Papapetropoulos with Dr. Ono serving as the Compensation Committee Chairman. The Board has determined that all members of our Compensation Committee are independent under the rules of the SEC, The NASDAQ Stock Market Rules, and the standards adopted by our Board. During the fiscal year ended December 31, 2024, the Compensation Committee held two meetings related to compensation.

Nominating Committee Functions. Given the relatively small size of our Board of Directors and the desire to involve the entire Board of Directors in nominating decisions, we have elected not to have a separate Nominating Committee. Since we do not have a Nominating Committee, our independent directors, who currently constitute a majority of the Board of Directors, determine the director nominees and recommend the director nominees to the Board of Directors, after which all of the members of the Board of Directors participate in the consideration of director nominees. Our Board of Directors may employ a variety of methods for identifying and evaluating director nominees. If vacancies are anticipated or arise, our Board of Directors considers various potential candidates who may come to our attention through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated by our Board of Directors at any time during the year.

In evaluating a director candidate, our Board of Directors will review his or her qualifications including capability, availability to serve, conflicts of interest, general understanding of business, understanding of the Company’s business and technology, educational and professional background, personal accomplishments and other relevant factors. Our Board of Directors has not established any specific qualification standards for director nominees, and we do not have a formal diversity policy relating to the identification and evaluation of nominees for director, although from time to time the Board of Directors may identify certain skills or attributes as being particularly desirable to help meet specific needs that have arisen. Our Board of Directors may also interview prospective nominees in person or by telephone. After completing this evaluation, the Board of Directors will determine the nominees.

The Board has not adopted a formal process for considering director candidates who may be recommended by stockholders. However, our policy is to give due consideration to any and all such candidates. A stockholder may submit a recommendation for director candidates to us at our corporate offices, to the attention of Krista Fogarty.

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Board Meetings and Attendance at Annual Meetings

The Board held a total of six meetings during 2024. Each incumbent director attended more than 75% of the aggregate of the total number of meetings of the Board held during 2024 and the total number of meetings of all committees of the Board on which that director served during the periods of such service. Although we do not have a formal policy regarding attendance by directors at our Annual Meeting, we encourage directors to attend.

Codes of Ethics and Business Conduct

We have adopted a corporate Code of Ethics and Business Conduct, which may be viewed on our website at www.lipocine.com. In addition, a copy of the Code of Ethics and Business Conduct will be provided by us without charge upon request. The Code of Ethics and Business Conduct applies to all our officers, directors and employees, including our principal executive officer, principal financial and accounting officer and controller, or persons performing similar functions. If we effect an amendment to, or waiver from, a provision of our Code of Ethics and Business Conduct, we intend to satisfy our disclosure requirements by posting a description of such amendment or waiver on the website above. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Insider Trading Policy

We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules, and regulations. As part of this commitment, we have adopted an Insider Trading Policy governing transactions in our securities by our directors, employees, contractors, consultants, and other personnel providing services to us, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards. While the Company has not adopted a formal policy governing insider trading restrictions on the Company itself, as a matter of practice the Company observes the same procedures and restrictions, including the potential existence of material non-public information, with respect to transactions by the Company in its securities, including repurchases of common stock.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, based solely on our review of such reports filed with the SEC and the written representations of reporting persons, we believe that for the year ended December 31, 2024, all required reports were filed on a timely basis under Section 16(a), except for the following:

● Mahesh V. Patel, filed on December 30, 2024, and amended on January 2, 2025, reporting one transaction that occurred on December 23, 2024; and

● Krista Fogarty, filed on December 30, 2024, reporting one transaction that occurred on December 23, 2024.

Stockholder Communications with Directors

Stockholders wishing to communicate with the Board or with a particular member or committee of the Board should address communications to the Board, or to an individual member or committee as follows: c/o Lipocine Inc., Attention: Corporate Secretary, Lipocine Inc., 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108. All communications will be relayed to the addressee. From time to time, the Board may change the process through which stockholders communicate with the Board or its members or committees. There were no changes in this process in 2024. Please refer to our website at www.lipocine.com for any future changes in this process. The Board or the particular director or committee of the Board to which a communication is addressed will, if deemed appropriate, promptly refer the matter either to management or to the full Board depending on the nature of the communication. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

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DIRECTOR COMPENSATION

The following table provides information regarding compensation of non-employee directors who served during 2024. In 2024, each non-employee director received an annual retainer of $55,000; members of the Audit Committee received an additional $7,500 for such service and members of the Compensation Committee received an additional $7,500 for such service. These 2024 amounts which exceeded 2023 compensation were pro-rated after the 2023 annual meeting was held. Also in 2024, the Lead Director received $30,000, the Chair of the Audit Committee received $16,500, and the Chair of the Compensation Committee received $12,500. In addition, we reimburse our directors for reasonable travel expenses incurred in attending the meetings of the Board of Directors. On June 7, 2024, directors received a stock option award of 1,764 shares of common stock.

Director Compensation for 2024

Name	Fees Earned or Paid in Cash($)	Stock Awards ($)	Option Awards ($)(6)	Other Compensation ($)	Total ($)
Jeffrey A. Fink (1)	79,000	-	9,723	-	88,723
John W. Higuchi (2)	55,000	-	9,723	-	64,723
Jill Jene (3)	62,500	-	9,723	-	72,223
R. Dana Ono (4)	75,000	-	9,723	-	84,723
Spyros Papapetropoulos (5)	92,500	-	9,723	-	102,223

(1)	As of December 31, 2024, Mr. Fink had 10,938 option awards outstanding.

(2)	As of December 31, 2024, Mr. Higuchi had 10,938 option awards outstanding.

(3)	As of December 31, 2024, Dr. Jene had 5,410 option awards outstanding.

(4)	As of December 31, 2024, Dr. Ono had 10,938 option awards outstanding.

(5)	As of December 31, 2024, Dr. Papapetropoulos had 5,410 option awards outstanding.

(6)	The amounts in this column do not reflect compensation actually received by our non-employee directors nor do they reflect the actual value that will be recognized by the non-employee directors. Instead, the amounts reflect the aggregate grant date fair value computed in accordance with Accounting Standards Codification (“ASC”) 718 of awards of stock options made to non-employee directors for the fiscal year ended December 31, 2024 but excludes an estimate for forfeitures. The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model. Additional information about the assumptions used in the calculation of these amounts is included in footnote 2 to our audited financial statements for the fiscal year ended December 31, 2024 included in our Annual Report on Form 10-K filed with the SEC on March 13, 2025.

For the 2025 fiscal year, the Board of Directors has determined that each non-employee director will receive an annual retainer of $55,000, plus an additional $7,500 for members of the Audit Committee and Compensation Committee. Chairs of the Audit Committee and Compensation Committee will also receive an additional $16,500 and $12,500, respectively, and the Lead Independent Director will receive an additional $30,000. In addition to the cash retainers, the Board of Directors also approved a stock option award of 1,764 shares of common stock to each non-employee director, which the Company expects to grant following the Annual Meeting.

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PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Overview

The Audit Committee has engaged the registered public accounting firm of Tanner LLC (“Tanner”) as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2025. Tanner began auditing our financial statements in the year ended December 31, 2018. Stockholder ratification of such selection is not required by our Bylaws or other applicable legal requirement. However, our Board is submitting the selection of Tanner to stockholders for ratification as a matter of good corporate practice. In the event that stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our Audit Committee believes that such a change would be in our and our stockholders’ best interests.

PRINCIPAL ACCOUNTANTS

Principal Accountant Fees and Services

The following table sets forth the aggregate fees billed to the Company by Tanner for the fiscal years ended December 31, 2024 and 2023:

	2024	2023

Audit fees	$211,675	$197,731

Audit-related fees	-	-

Tax fees	-	-

All other fees	-	-

Total audit and tax fees	$211,675	$197,731

Audit fees consist of Tanner’s fees for services related to their audits of our annual financial statements, their review of financial statements included in our quarterly reports on Form 10-Q, their review of SEC filed registration statements, and fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as the issuance of consents and comfort letters.

Audit-related fees consist of fees for assurance related services by Tanner that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not considered “audit fees.” We did not incur any fees under this category in 2024 or 2023.

Tax fees consist of advisory services consisting primarily of tax advice rendered by Tanner. We did not incur any fees under this category in 2024 or 2023.

All other fees consist of fees for professional services rendered by our independent registered public accounting firm for permissible non-audit services, if any. We did not incur any fees under this category in 2024 or 2023.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee charter provides that the Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting. In 2024, all audit services performed by our independent accountants were pre-approved by our Audit Committee to assure that such services did not impair the auditors’ independence from us.

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Determination of Independence

There were no fees billed by Tanner for non-audit services.

Attendance at Annual Meeting

Representatives from Tanner are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Vote Required

The proposal to ratify the appointment of Tanner as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2025, will be approved if a majority of the shares of common stock outstanding as of the Record Date that are present or represented by proxy and entitled to vote at the Annual Meeting vote in favor of the proposal. Abstentions will have the same effect as negative votes. Because Proposal 2 is a routine matter, we do not expect any broker non-votes with respect to Proposal 2.

Recommendation

The Board recommends that stockholders vote “FOR” the proposal to ratify the appointment of Tanner as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2025.

Unless marked otherwise, proxies received will be voted “FOR” Proposal No. 2.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed our audited financial statements with our management and has discussed with Tanner the matters required to be discussed by the requirements of the Public Company Accounting Oversight Board.

The Audit Committee has received the written disclosures and the letter from Tanner required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with Tanner its independence from us.

Based on its review and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for our fiscal year ended December 31, 2024, be included in our Annual Report on Form 10-K for our fiscal year ended December 31, 2024, which was filed on March 13, 2025.

Members of the Audit Committee

Jeffrey A. Fink
Dr. Richard Dana Ono
Dr. Jill Jene

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PROPOSAL NO. 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires that stockholders have the opportunity to cast an advisory (non-binding) vote on executive compensation (a so-called “say-on-pay” vote), as well as an advisory vote with respect to whether future “say-on-pay” votes will be held every one, two, or three years (a so-called “say-on-frequency” vote).

Our executive compensation programs are designed to attract, motivate and retain our named executive officers (“NEOs”), who are critical to our success. Under these programs, our NEOs are rewarded for the achievement of both specific financial and strategic goals, which are expected to result in increased stockholder value. Please read the tables and narrative disclosure that follow for additional details about our executive compensation programs, including information about the year ended December 31, 2024, compensation of our NEOs.

The Compensation Committee regularly reviews the compensation programs for our NEOs to ensure that they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and with current market practices. This includes establishing corporate target goals and objectives based on our strategic and operating plans. In addition, from time to time, the Compensation Committee may, including with the assistance of outside compensation consultants, analyze compensation programs and pay levels of executives at peer companies to ensure that our compensation program is within the norm of general market practices and competitive to attract and retain executive talent.

We believe that our executive compensation programs have been effective at motivating the achievement of positive results, appropriately aligning pay and performance, and enabling us to attract and retain talented executives within our industry.

We request stockholder approval of our compensation of our NEOs for the year ended December 31, 2024, as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules (which disclosure includes the compensation tables, and the narrative disclosures that accompany the compensation tables within the Executive Compensation section of this Proxy Statement). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement.

Accordingly, we ask that you vote “FOR” the following resolution at our Annual Meeting:

“RESOLVED, that the stockholders of Lipocine Inc. (the “Company”) approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure within the Executive Compensation section of the Proxy Statement for this meeting.”

The vote solicited for Proposal No. 3 is advisory, and therefore is not binding on the Company, our Board of Directors or our Compensation Committee, nor will its outcome require the Company, our Board of Directors or our Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision by the Company, the Board of Directors or the Compensation Committee. However, our Compensation Committee, which is responsible for designing and administering our executive compensation programs, values the opinions expressed by our stockholders in their vote on this Proposal and will consider the outcome of this vote when making future compensation decisions for our NEOs.

We currently intend to include a stockholder advisory resolution on our executive compensation program at our annual meeting of stockholders each year.

Vote Required

The proposal to adopt, on an advisory basis, a non-binding resolution approving the compensation of our named executive officers, as described in the section hereunder entitled “Executive Compensation,” will be approved if a majority of the shares of common stock outstanding as of the Record Date that are present or represented by proxy and entitled to vote at the Annual Meeting vote in favor of the proposal. Abstentions will have the same effect as negative votes.

Recommendation

The Board recommends that stockholders vote “FOR” the proposal to adopt, on an advisory basis, a non-binding resolution approving the compensation of our named executive officers, as described in the section hereunder entitled “Executive Compensation.”

Unless marked otherwise, proxies received will be voted “FOR” Proposal No. 3.

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PROPOSAL NO.4
APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REDUCE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK FROM 200,000,000 TO 75,000,000

On March 13, 2025, the Board of Directions approved, subject to stockholder approval, an amendment to the Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of Common Stock (the “Authorized Share Decrease”) from 200,000,000 to 75,000,000 shares. If approved by the stockholders at the Annual Meeting, the Company intends to file an amendment to effect the Authorized Share Decrease, in the form attached hereto as Appendix I, with the Secretary of State of the State of Delaware as soon as practicable following the Annual Meeting. If this proposal is not approved by our stockholders, our Amended and Restated Certificate of Incorporation will remain unchanged.

Reason for the Authorized Share Decrease

On May 10, 2023, the Board of Directors approved a reverse stock split of 1-for-17 for all shares of Common Stock outstanding, but did not make any subsequent changes to the number of shares authorized, resulting in a disproportionately high number of authorized shares available in relation to the number of shares issued and outstanding. The proposed Authorized Share Decrease is intended to decrease the number of authorized shares to be more strategically aligned with the number of currently issued shares and the Board of Directors’ assessment of the Company’s needs to issue additional shares for financing purposes in the near future.

We are mindful of the potential negative effects of a large number of authorized but unissued shares of Common Stock. For instance, future issuances of Common Stock or securities convertible into Common Stock could have a negative impact on our earnings per share and book value per share and would dilute the voting power and ownership of our existing stockholders. In addition, the availability of a substantial number of authorized but unissued shares of Common Stock could, under certain circumstances, discourage or make more difficult efforts to obtain control of us. Further, a Delaware corporation’s franchise tax fees increase with the number of authorized shares of its capital stock. Therefore, having a larger number of authorized shares results in higher Delaware franchise tax obligations.

The Board of Directors believes that the resulting number of authorized shares following the Authorized Share Decrease will be sufficient for the Company’s future corporate finance, equity issuance, business development, equity compensation and other general corporate needs. In addition, the Board of Directors believes that the reduction in the number of authorized shares of Common Stock will also reduce our annual franchise taxes paid to the State of Delaware by an estimated amount of approximately $74,000 annually, based on the current total shares outstanding.

As of the Record Date, the Company had 5,350,356 shares of Common Stock and 336 shares of Treasury Stock. There were no outstanding warrants or shares of Preferred Stock issued or outstanding. As of the record date, under the 2014 Stock and Incentive Plan there were 335,258 options outstanding, 19,346 units of restricted stock unvested issued, 217,305 shares remaining for issuance under our 2014 Stock and Incentive Plan, and no outstanding warrants. Upon an amendment to the Amended and Restated Certificate of Incorporation, there would be 69,649,644 shares of Common Stock authorized and available for future issuance.

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Effects of the Amendment

The proposed Authorized Share Decrease (if it is approved by our stockholders at the Annual Meeting) will not change any rights of any holder of Common Stock. Voting rights of the holders of the issued shares of Common Stock will remain the same.

The proposed amendment to the Amended Certificate of Incorporation would decrease the total number of authorized shares of the Common Stock from 200,000,000 authorized shares of Common Stock to 75,000,000 authorized shares of Common Stock.

In implementing the proposed Authorized Share Decrease, the Board of Directors intends to provide for an appropriate number of authorized shares of Common Stock available for future issuance. However, the proposed Authorized Share Decrease could have adverse effects. We will have less flexibility to issue shares of Common Stock, including in connection with a potential merger or acquisition, other strategic transaction or follow-on offering if the number of authorized shares of the Common Stock is reduced, which could limit our ability to raise additional capital. In the event that our Board of Directors determines that it would be in the best interests of Lipocine and its stockholders to issue a number of shares of Common Stock in excess of the number of then authorized but unissued and unreserved shares, we would be required to seek the approval of our stockholders to increase the number of shares of authorized Common Stock. If we are not able to obtain the approval of our stockholders for such an increase in a timely fashion, we may be unable to take advantage of opportunities that might otherwise be advantageous to us and our stockholders with respect to capital raising, hiring of key executive officers, strategic transactions or other matters.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interest, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock outstanding as of the Record Date that are present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the amendment to our Amended and Restated Certificate of Incorporation to effectuate the proposed Authorized Share Decrease. Abstentions will count as votes against the Authorized Share Decrease. Because Proposal 4 is a routine matter, we do not expect any broker non-votes with respect to Proposal 4.

Recommendation

The Board recommends that stockholders vote “FOR” the proposed Authorized Share Decrease.

Unless marked otherwise, proxies received will be voted “FOR” the proposed Authorized Share Decrease.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

The following table shows information regarding the beneficial ownership of our common stock as of March 31, 2025 by (a) each stockholder, or group of affiliated stockholders, that we know owns more than 5% of our outstanding common stock; (b) each of our named executive officers; (c) each of our directors; and (d) all of our current directors and executive officers as a group. The table is based upon information supplied by directors, executive officers and principal stockholders, and Schedules 13D and 13G filed with the SEC, as applicable.

Percentage ownership in the table below is based on 5,350,356 shares of common stock outstanding as of March 31, 2025. Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to the securities held. Any securities not outstanding but which are subject to options or warrants exercisable within 60 days of March 31, 2025, are deemed outstanding and beneficially owned for the purpose of computing the percentage of outstanding common stock beneficially owned by the stockholder holding such options or warrants but are not deemed outstanding for the purpose of computing the percentage of common stock beneficially owned by any other stockholder.

Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned. The address for each director or named executive officer is c/o Lipocine Inc., 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108.

Name and Address of Beneficial Owner	Shares Beneficially Owned
	Number	Percent
Directors and Named Executive Officers

Dr. Mahesh V. Patel, Ph.D.(1)	226,187	4.14%

Krista Fogarty, MAcc(2)	13,532	*

Nachiappan Chidambaram, Ph.D. (3)	34,410	*

John W. Higuchi, M.B.A.(4)	49,971	*

Jeffrey A Fink, M.B.A.(5)	9,560	*

Dr. R. Dana Ono, Ph.D.(6)	10,005	*

Dr. Jill M. Jene, Ph.D., M.B.A.(7)	3,646	*

Dr.Spyros Papapetropoulos, M.D., Ph.D.(8)	4,925	*

All executive officers and directors as a group (8 persons)	352,236	6.35%

* Less than 1.0%.

(1)	Includes 109,048 shares held (i) by Dr. Patel and (ii) Dr. Patel’s spouse, in addition to 117,139 shares Dr. Patel has the right to acquire through the exercise of options within 60 days of March 31, 2025.

(2)	Includes 1,066 shares held by Ms. Fogarty and 12,466 shares Ms. Fogarty has the right to acquire through the exercise of options within 60 days of March 31, 2025.

(3)	Includes 4,406 shares held by Dr. Chidambaram and 30,004 shares Dr. Chidambaram has the right to acquire through the exercise of options within 60 days of March 31, 2025.

(4)	Includes 40,797 shares held by Mr. Higuchi and 9,174 shares Mr. Higuchi has the right to acquire through the exercise of options within 60 days of March 31, 2025.

(5)	Includes 386 shares held by Mr. Fink and 9,174 shares Mr. Fink has the right to acquire through the exercise of options within 60 days of March 31, 2025.

(6)	Includes 831 shares held by Dr. Ono and 9,174 shares Dr. Ono has the right to acquire through the exercise of options within 60 days of March 31, 2025.

(7)	No shares were held by Dr. Jene as of March 31, 2025, and Dr. Jene has the right to acquire 3,646 shares through the exercise of options within 60 days of March 31, 2025.

(8)	Includes 1,279 shares held by Dr. Papapetropoulos as of March 31, 2025, and 3,646 shares Dr. Papapetropoulos has the right to acquire through the exercise of options within 60 days of March 31, 2025.

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EXECUTIVE COMPENSATION

The following table sets forth information regarding our current executive officers as of March 31, 2025:

Name	Age	Position(s)
Dr. Mahesh V. Patel, Ph.D.	68	President and Chief Executive Officer

Krista Fogarty, MAcc	58	Principal Accounting Officer and Corporate Controller

Dr. Nachiappan Chidambaram, Ph.D.	56	Senior Vice President, Research and Development

Executive Officers

Mahesh V. Patel, Ph.D., is our President and Chief Executive Officer. Dr. Patel’s biographical information can be found under “Directors” above.

Krista Fogarty, MAcc, has served as our Principal Accounting Officer since January 2022 and our Corporate Controller since October 2018. Ms. Fogarty previously served as Chief Financial Officer at Alternative Behavior Strategies, a provider of ABA therapy services from 2017 to 2018, and as Controller and Associate VP Business Operations at Navigen, a pharmaceutical discovery and drug development company, from 2016 to 2017. Prior to that she served as VP Finance at Lineagen, a personal genomics and biotechnology company from 2013 to 2016. Ms. Fogarty also previously served as Corporate Controller at NPS Pharmaceuticals, a biotechnology company. Ms. Fogarty received a B.S. in Accounting from Utah State University and also received a MAcc from Utah State University.

Nachiappan Chidambaram, Ph.D. has served as our Senior Vice President, Research and Development since December 2022 and has over 20 years of product development experience in pharma and biotech. Prior to his promotion, Dr. Chidambaram served as our Vice President, Product Development, since July 2014. Prior to being promoted to Vice President, Product Development, Dr. Chidambaram served in various product development leadership roles with the Company including Associate Director, Product Development, from 2007 to 2014. Prior to joining Lipocine in 2007, Dr. Chidambaram served as the Group Leader at Banner Pharmacaps from 2000 to 2007. He received his Ph.D. in Pharmaceutics from the University of Connecticut in 2000.

Compensation Summary

The following table contains information with respect to the compensation for the years ended December 31, 2024, and 2023 of each individual who acted as our principal executive officer and our two other most highly compensated executive officers or employees during the year ended December 31, 2024. We refer to the employees identified in this table as our “Named Executive Officers”.

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SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($)		Total ($)
Mahesh V. Patel
President and Chief Executive Officer	2024	565,000	52,995	39,608	84,750	19,418	(4)	761,771
	2023	525,000	-	97,816	218,768	18,759	(4)	860,343

Krista Fogarty
Principal Accounting Officer and Corporate Controller	2024	266,000	10,729	22,809	27,930	13,120	(5)	340,588
	2023	248,000	-	-	62,005	11,066	(5)	321,071

Nachiappan Chidambaram
Senior Vice President, Research and Development	2024	320,000	14,837	31,552	33,600	13,800	(6)	413,789
	2023	298,000	-	-	74,506	13,200	(6)	385,706

(1)	Per RSU Worksheet. Fair value on grant date for RSUs was $3.61/share.

(2)	Per OptionTrax Option Grant report.

(3)	Bonuses accrued at 12/31/2024 and paid on 3/31/2025 pay date.

(4)	Includes $5,618 and $5,559, respectively, in life insurance premiums we paid on behalf of the executive officer in 2024 and 2023 and $13,800 and $13,200, respectively, in 401(k) plan matching contributions in 2024 and 2023.

(5)	Includes $13,120 and $11,066, respectively, in 401(k) plan matching contributions in 2024 and 2023.

(6)	Includes $13,800 and $13,200, respectively, in 401(k) plan matching contributions in 2024 and 2023.

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Outstanding Equity Awards at Fiscal Year End

The following table presents for each named executive officer, information regarding outstanding stock options and stock awards held as of December 31, 2024.

Name	Option grant date	Number of securities underlying unexercised options exercisable(1)		Number of securities underlying unexercised options unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested		Market value of shares or unites of stock that have not vested ($)
Mahesh V. Patel, Ph.D.	01/05/2016	8,235	(2)	-	219.64	01/05/2026	-		-
	12/07/2016	8,235	(2)	-	61.37	12/07/2026	-		-
	12/06/2017	8,823	(2)	-	59.84	12/06/2027	-		-
	12/04/2018	8,823	(2)	-	24.82	12/04/2028	-		-
	01/28/2020	17,647	(2)	-	7.79	01/28/2030	-		-
	12/15/2020	5,882	(2)	-	23.29	02/15/2030	-		-
	01/04/2021	16,176	(2)	-	24.31	01/04/2031	-		-
	12/07/2021	7,352	(2)	-	19.04	12/07/2031	-		-
	01/03/2022	16,441	(2)	470	18.53	01/03/2032	-		-
	12/22/2022	4,411	(2)	2,206	6.98	12/22/2032	-		-
	01/03/2023	11,274	(2)	6,373	7.03	01/03/2033	-		-
	03/08/2024	-		-	-		4,894	(3)	23,883
	03/08/2024	-		-	-		4,893	(4)	23,878
	03/08/2024	-		-	-		4,893	(5)	23,878
	12/23/2024	-	(2)	10,320	4.80	12/23/2034	-		-
Krista Fogarty	10/22/2018	882	(2)	-	19.21	10/22/2028
	12/04/2018	294	(2)	-	24.82	12/04/2028
	01/28/2020	1,529	(2)	-	7.79	01/28/2030
	12/15/2020	2,705	(2)	-	23.29	12/15/2030
	12/07/2021	2,705	(2)	-	19.04	12/07/2031
	12/22/2022	3,601	(2)	1,801	6.98	12/22/2032
	03/08/2024	-			-		991	(3)	4,836
	03/08/2024	-		-	-		990	(4)	4,831
	03/08/2024	-		-	-		991	(5)	4,836
	12/23/2024	-	(2)	5,943	4.80	12/23/2034	-		-
Nachiappan Chidambaram	01/05/2016	1,469	(2)	-	219.64	01/05/2026
	12/07/2016	1,764	(2)	-	61.37	12/07/2026
	12/06/2017	1,999	(2)	-	59.84	12/06/2027
	12/04/2018	1,999	(2)	-	24.82	12/04/2028
	01/28/2020	3,529	(2)	-	7.79	01/28/2030
	12/15/2020	6,176	(2)	-	23.29	12/15/2030
	12/07/2021	6,793	(2)	-	19.04	12/07/2031
	12/22/2022	5,421	(2)	2,051	6.98	12/22/2032
	03/08/2024	-		-	-		1,370	(3)	6,686
	03/08/2024	-		-	-		1,370	(4)	6,686
	03/08/2024	-		-	-		1,370	(5)	6,686
	12/23/2024	-	(2)	8,221	4.80	12/23/2034	-		-

(1)	The options have not been, and may never be, exercised, and actual gains, if any, on exercise will depend on the value of the shares of common stock on the date of exercise.

(2)	Vesting of the stock option is over a three-year term with cliff vesting of one-third at the end year one with the remaining two thirds vesting at 1/24th a month over the next 24 months. Options have a ten-year life.

(3)	Vesting of the restricted stock unit is over a three-year term, with 33.3% of the award vesting on the one-year anniversary of the grant, and 16.7% vesting semi-annually until fully vested.

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(4)	Vesting of the restricted stock unit is performance based and will occur upon the United States Food and Drug Administration’s approval of an NDA submission of LPCN 1154.

(5)	Vesting of the restricted stock unit is performance based and will occur upon the successful achievement of certain Corporate business activities.

Executive Employment Agreements and Change-in-Control Arrangements

We have entered into employment agreements with the following executive officers: Dr. Mahesh V. Patel, Ms. Krista Fogarty and Dr. Nachiappan Chidambaram. Below is a description of such employment agreements.

Dr. Mahesh V. Patel: The Company has entered into an Employment Agreement with Dr. Mahesh V. Patel, who has served as our President and Chief Executive Officer since 1997. Under the terms of the Employment Agreement between the Company and Dr. Patel, dated January 7, 2014 (the “Dr. Patel Agreement”), Dr. Patel received an initial base salary of $370,800 per year, which has been subsequently increased by the Board to $584,775 per year and is subject to further adjustment by the Board. Dr. Patel will be eligible to participate in the Company’s cash bonus plan. In the event Dr. Patel’s employment is terminated without Cause or for Good Reason, as such terms are defined in the Dr. Patel Agreement, Dr. Patel will be entitled to receive, among other severance benefits, up to 104 weeks of severance pay at his then-applicable base salary, full vesting of all outstanding equity awards and, in the case of outstanding options to purchase common stock, extension of the exercise period to at least three years after such termination.

Krista Fogarty: The Company has entered into an Employment Agreement with Ms. Fogarty, who was appointed Principal Accounting Officer of the Company in January 2022. Under the terms of the Employment Agreement between the Company and Ms. Fogarty, dated March 7, 2022, (the “Fogarty Agreement”), Ms. Fogarty received an initial base salary of $235,000 per year, which has subsequently been increased by the Board to $275,310 per year, and is subject to further adjustment by the Board. Ms. Fogarty is eligible to participate in the Company’s cash bonus plan. In the event Ms. Fogarty’s employment is terminated without Cause or for Good Reason, as such terms are defined in the Fogarty Agreement, Ms. Fogarty will be entitled to receive, among other severance benefits, 26 weeks of severance pay at her then-applicable base salary and six months accelerated vesting of all outstanding equity awards.

Dr. Nachiappan Chidambaram: The Company has entered into an Employment Agreement with Dr. Nachiappan Chidambaram, who currently serves as the Senior Vice President of Research and Development of the Company. Under the terms of the Employment Agreement between the Company and Dr. Chidambaram, dated November 5, 2018 (the “Dr. Chidambaram Agreement”), Dr. Chidambaram received an initial base salary of $234,000 per year, which has been subsequently increased by the Board to $331,200 per year, and is subject to further adjustment by the Board. Dr. Chidambaram is eligible to participate in the Company’s cash bonus plan. In the event Dr. Chidambaram’s employment is terminated without Cause or for Good Reason, as such terms are defined in the Dr. Chidambaram Agreement, Dr. Chidambaram will be entitled to receive, among other severance benefits, 26 weeks of severance pay at his then-applicable base salary and six months accelerated vesting of all outstanding equity awards.

Timing of Certain Equity Awards

Equity awards are discretionary and are generally granted to our named executive officers at the December meetings of the Compensation Committee and Board of Directors each year. Awards to non-employee directors, if any, are granted upon their re-election at the annual shareholder meeting. We did not grant any stock options, stock appreciation rights or similar awards under the 2014 Stock and Incentive Plan in the period beginning four business days before the filing of a periodic report on Form 10-Q, Form 10-K, or Form 8-K that disclosed material nonpublic information, and ending one business day after the filing or furnishing of such information. Our Compensation Committee did not take material nonpublic information into account when determining the timing and terms of equity awards in 2024, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Certain Relationships and Related Transactions

Since January 1, 2023, there has not been, nor has there been proposed, any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of (i) $120,000 or (ii) 1% of the average total assets of the Company at year end for the past two fiscal years, and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than as described above under the heading “Executive Compensation” and other than the transactions described below.

Indemnification Agreements

We have entered into indemnification agreements with each of our executive officers and directors that require us to indemnify such persons against any and all expenses, including judgments, fines or penalties, attorney’s fees, witness fees or other professional fees and related disbursements and other out-of-pocket costs incurred, in connection with any action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry or administrative hearing, whether threatened, pending or completed, to which any such person may be made a party by reason of the fact that such person is or was a director, officer, employee or agent of our Company, provided that such director or officer acted in good faith and in a manner that the director or officer reasonably believed to be in, or not opposed to, our best interests. The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification thereunder. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and officers.

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Spriaso LLC Assignment and Services Agreements

On July 23, 2013, we entered into assignment/license and services agreements with Spriaso LLC (“Spriaso”), an entity that is majority-owned by Dr. Mahesh V. Patel, Gordhan Patel, John W. Higuchi, the late Dr. William I. Higuchi, and their affiliates. Dr. Mahesh V. Patel is our President and Chief Executive Officer. Mr. Higuchi is a member of our Board of Directors and Gordhan Patel and Dr. William I. Higuchi, former Board members, were each a member of our Board of Directors at the date the license and agreements were entered into.

Under the assignment agreement, we assigned and transferred to Spriaso all of our rights, title and interest in our intellectual property for the cough and cold field. In addition, Spriaso was assigned all rights and obligations under our product development agreement with a co-development partner. In exchange, we are entitled to receive a potential cash royalty of 20% of the net proceeds received by Spriaso, up to a maximum of $10 million. Spriaso also granted back to us an exclusive license to such intellectual property to develop products outside of the cough and cold field. The assignment agreement will expire upon the expiration of all of Spriaso’s payment obligations thereunder and the expiration of all of the licensed patents thereunder. Spriaso has the right to terminate the assignment agreement with 30 days written notice. We have the right to terminate the assignment agreement upon the complete liquidation or dissolution of Spriaso, unless the assignment agreement is assigned to an affiliate or successor of Spriaso.

The Company also agreed to continue providing up to 10% of the services of certain employees to Spriaso for a period of time. The agreement to provide services expired in 2021; however, it may be extended upon written agreement of Spriaso and the Company. Additionally, Spriaso filed its first New Drug Application in 2014, and as an affiliated entity of Lipocine, it used up the one-time waiver of user fees for a small business submitting its first human drug application to U.S. Food and Drug Administration.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2024, relating to all of our equity compensation plans:

Plan Category	(a) Number of shares to be issued upon exercise of outstanding awards(1)	(b) Weighted-average exercise price of outstanding options(2)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plan approved by stockholders	357,020	$23.59	217,305

Equity compensation plans not approved by stockholders	-	-	-

TOTAL	357,020	$23.59	217,305

(1)	The balance consists of shares of common stock issuable upon the exercise of 335,258 outstanding stock options and 21,762 unvested restricted stock units granted under our 2014 Equity and Incentive Plan, as amended. Shares available for issuance under the Fifth Amended and Restated 2014 Equity and Incentive Plan may become subject to stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units or other equity awards, with such terms and conditions, performance requirements, restrictions, forfeiture provisions, contingencies and other limitations as determined by the Compensation Committee.

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(2)	The weighted-average exercise price does not take into account shares of common stock issuable upon vesting of outstanding restricted stock or restricted stock units, which have no exercise price.

Pay vs. Performance

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive “Compensation Actually Paid” (“CAP”) and certain performance measures required for Smaller Reporting Companies. The following table provides the information required for our NEOs for each of the fiscal years ended December 31, 2024, December 31, 2023, and December 31, 2022 along with the financial information required for each fiscal year:

Year	Summary Compensation Table Total for CEO ($) (1)(2)	Compensation Actually Paid to CEO ($) (1)(4)	Average Summary Compensation Table Total for Non-CEO NEOs ($) (2)(3)	Average Compensation Actually Paid to Non-CEO NEOs ($) (3)(4)	Value of Initial Fixed $100 Investment Based on: Total Shareholder Return ($)	Net Income (in millions) $
2024	761,771	754,737	377,189	375,753	28.96	0.8
2023	860,343	720,109	353,389	320,937	16.56	-16.4
2022	883,854	538,776	324,988	261,595	40.14	-10.8

(1)	For each years shown, our CEO was Mahesh Patel.

(2)	Amounts in this column represent the “Total” column set forth in the Summary Compensation Table (“SCT”) on page 23. See footnotes to the SCT for further detail regarding the amounts in these columns.

(3)	Non-CEO NEOs reflect the average SCT total compensation and average compensation actually paid for Nachiappan Chidambaram and Krista Fogarty for 2024, 2023, and 2022.

(4)	The dollar amounts reported in these columns represent the amounts of “compensation actually paid.” The Amounts are computed in accordance with Item 402(v) of Regulation S-K by deducting and adding the following amounts from the “Total” column of the SCT (pursuant to SEC rules, fair value at each measurement date is computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements under GAAP).

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	2024		2023		2022
	Mahesh Patel	Average Non-CEO NEOs	Mahesh Patel	Average Non-CEO NEOs	Mahesh Patel	Average Non-CEO NEOs
Total Compensation from Summary Compensation Table	$761,771	377,189	860,343	353,389	883,854	324,988

Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	$(92,603)	$(39,964)	$(97,816)	$-	$(284,943)	$(35,345)
Year-end fair value of unvested awards granted in the current year	$64,490	$33,631	$31,328	$-	$106,775	$34,544
Year-over-year difference of year-end fair values for unvested awards granted in prior years	$7,289	$1,633	$(46,048)	$(19,160)	$(115,942)	$(42,060)
Fair values at vest date for awards granted and vested in current year	$-	$-	$-	$-	$-	$-
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	$13,790	$3,264	$(27,698)	$(13,292)	$(50,968)	$(20,532)
Forfeitures during current year equal to prior year-end fair value	$-	$-	$-	$-	$-	$-
Dividends or dividend equivalents not otherwise included in total compensation	$-	$-	$-	$-	$-	$-
Total Adjustments for Equity Awards	$(7,034)	$(1,435)	$(140,234)	$(32,452)	$(345,078)	$(63,393)

Compensation Actually Paid (as calculated)	$754,737	$375,753	$720,109	$320,937	$538,776	$261,595

Narrative Disclosure: Pay Versus Performance Table

The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) and the following measures:

●	Lipocine’s cumulative TSR; and

●	Lipocine’s Net Income

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CAP and Cumulative TSR

CAP and Net Income

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PROPOSAL NO. 5
ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO CONTINUE TO SOLICIT VOTES IN FAVOR OF THE FOREGOING PROPOSALS

Overview

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board of Directors to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the foregoing proposals.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority in voting power of the votes to be cast by holders of our Common Stock will vote against one or more of the foregoing proposals, we could adjourn or postpone the Annual Meeting without a vote on the foregoing proposals and use the additional time to solicit the holders of those shares to change their vote in favor of the foregoing proposals.

Vote Required

The affirmative vote of the holders of a majority of the shares of Common Stock outstanding as of the Record Date that are present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the adjournment of the Annual Meeting, if necessary, to continue to solicit votes in favor of the foregoing proposals. Abstentions will count as votes against this proposal. Because we believe Proposal 5 is a routine matter, we do not expect any broker non-votes with respect to Proposal 5.

Recommendation

The Board of Directors recommends that you vote “FOR” the adjournment of the Annual Meeting, if necessary, to continue to solicit votes in favor of the foregoing proposals.

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OTHER MATTERS

Other Business

We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, the proxy holders intend to vote the shares they represent as the Board may recommend.

Annual Report on Form 10-K

On March 13, 2025, we filed our Annual Report on Form 10-K for the year ended December 31, 2024. A copy of the Annual Report on Form 10-K has been made available with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting.

Stockholder Proposals

Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the Proxy Statement for our 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), must be received by us not later than December 23, 2025, which is 120 calendar days prior to the anniversary date of when our Proxy Statement was released to stockholders in connection with the 2025 Annual Meeting. Stockholders are also advised to review our Bylaws which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals (other than non-binding proposals presented under Rule 14a-8) and director nominations.

Our Bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting of stockholders, the stockholder must have given timely notice thereof in writing to us not less than 90 nor more than 120 calendar days prior to the anniversary date of the preceding year’s annual meeting. To be timely for the 2026 Annual Meeting, a stockholder’s notice must be delivered or mailed to and received by us between February 4, 2026, and March 6, 2026. However, in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the one hundred twentieth 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

The proxies to be solicited by us through our Board for our 2026 Annual Meeting will confer discretionary authority on the proxy holders to vote on any stockholder proposal presented at that meeting, unless we receive notice of such stockholder’s proposal no later than March 8, 2026, which is 45 calendar days prior to the anniversary date of when our Proxy Statement was released to stockholders in connection with the 2025 Annual Meeting.

Stockholder proposals must be in writing and should be addressed to c/o Lipocine Inc., Attention: Corporate Secretary, 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108. It is recommended that stockholders submitting proposals direct them to our corporate secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Annual Meeting reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the SEC.

We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s Annual Meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before this year’s Annual Meeting.

By Order of the Board of Directors

Mahesh V. Patel, Ph.D.

President and Chief Executive Officer

April 22, 2025

Salt Lake City, Utah

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APPENDIX I

CERTIFICATE OF AMENDMENT

TO

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

LIPOCINE INC.

Lipocine Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

FIRST: The name of this corporation is Lipocine Inc. and the date on which the Amended and Restated Certificate of Incorporation of the Company was originally filed with the Secretary of State of the State of Delaware was July 24, 2013 (the “Amended and Restated Certificate of Incorporation”).

SECOND: The Board of Directors of the Corporation has duly adopted resolutions proposing and declaring advisable that the Amended and Restated Certificate of Incorporation be amended as set forth herein and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

THIRD: The Amended and Restated Certificate of Incorporation is hereby amended by deleting Section A of ARTICLE IV in its entirety and inserting the following in lieu thereof:

A. This Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the corporation is authorized to issue is eighty-five million (85,000,000) shares. Seventy-five million (75,000,000) shares shall be Common Stock, each having a par value of one-hundredth of one cent ($0.0001). Ten million (10,000,000) shares shall be Preferred Stock, each having a par value of one-hundredth of one cent ($0.0001).

FOURTH: Pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted in accordance with the provisions of Section 242 of the DGCL.

FIFTH: This Certificate of Amendment to the Amended and Restated Certificate of Incorporation shall be effective on and as of the date of filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, Lipocine Inc. has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer on this day of _____, 2025.

/s/

Chief Executive Officer

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